UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2014

Rogers International Raw Materials Fund, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000- 51836	36-4368292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Beeland Management Company, 141 West Jackson Blvd., Suite 1340A

Chicago, IL 60604

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312)264-4375

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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IITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

Effective, August 4, 2014, Ms. Maura A. Clark, is no longer employed by Beeland Management Company, L.L.C. (“Beeland”), the General Partner of Rogers International Raw Materials Fund, L.P.

Also Effective August 4, 2014, Ms. Marilyn S. Cleeff has been appointed as Beeland’s Chief Financial Officer.   Ms. Cleeff is a financial executive with over 25 years of experience in accounting, finance, and operations within the global financial services industry. She previously held roles as North American Controller of MF Global, Inc. and Chief Financial Officer of Iowa Grain Company.  She is a graduate of Northwestern University’s Kellogg School of Management and has a degree in accounting from the University of Illinois.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICI® LINKED – PAM ADVISORS FUND, LLC

	By:	Beeland Management Company
General Partner

Date: August 13, 2014	By:	/S/ David F. Schink
David F. Schink
Vice President

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